John Hancock Utilities Fund


                   Supplement to Prospectus dated May 1, 1997


On September  9, 1997,  the  Trustees of the John  Hancock  Utilities  Fund (the
"Fund")   voted  to  recommend   that  the   shareholders   approve  a  tax-free
reorganization of the Fund, as described below.

Under the terms of the reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on November 12, 1997, the Fund would transfer all of its assets and liabilities to John Hancock Growth and Income Fund ("Growth and Income Fund") in a tax-free exchange for shares of equal value of Growth and Income Fund. Further information regarding the proposed reorganization will be contained in a proxy statement and prospectus which is scheduled to be mailed to shareholders during the last week of September, 1997.

Effective September 17, 1997, John Hancock Utilities Fund will be closed to all new accounts.


September 10, 1997

410PS 9/97